Exhibit 10.1

[•] Common Shares,

represented by [•] American Depositary Shares

JOINT STOCK COMPANY KASPI.KZ

COMPANY SUPPORT AGREEMENT

[•], 2024

[•], 2024

Morgan Stanley & Co. LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

J.P. Morgan Securities LLC

c/o J.P Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Citigroup Global Markets Inc.

c/o Citigroup Global Markets Inc.

388 Greenwich St.

New York, New York 10013

Ladies and Gentlemen:

Subject to the terms and conditions contained in an underwriting agreement entered into between the selling shareholders of Joint Stock Company Kaspi.kz, a joint-stock company organized under the laws of Kazakhstan (the “Company”) named in Schedule I hereto (the “Selling Shareholders”) and the several Underwriters named in Schedule II hereto (the “Underwriters”) (the “Underwriting Agreement”), the Selling Shareholders severally propose to sell to the Underwriters an aggregate of [•] common shares (the “Firm Shares”), no par value per share (the “Common Shares”) of the Company, to be delivered in the form of [•] American Depositary Shares, each representing one of the Company’s common shares (the “Firm ADSs”), and each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule I hereto.

Pursuant to the Underwriting Agreement, the Selling Shareholders also propose to sell to the several Underwriters up to an additional [•] Common Shares (the “Additional Shares” and, together with the Firm Shares, the “Shares”), to be delivered in the form of [•] American Depositary Shares (“Additional ADSs” and, together with the Firm ADSs, the “ADSs”) if and to the extent that Morgan Stanley & Co. LLC (“Morgan Stanley”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Citigroup Global Markets Inc. (“Citigroup” and, together with Morgan Stanley and J.P. Morgan, the “Representatives”), as Representatives of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such ADSs granted to the Underwriters in Section 2 thereof.

The Selling Shareholders currently hold Regulation S global depositary receipts (“Reg S GDRs”) each representing one Common Share. The Company proposes to amend and restate the terms and conditions of the Reg S GDRs and rename the Reg S GDRs as American Depositary Shares through the supplemental agreement entered into with the Depositary (as defined below) dated October 27, 2023 (the “Level III ADS Supplemental Agreement”), which replaces the terms and conditions of the Reg S GDRs with those set forth in an Amended and Restated Deposit Agreement, dated as of [•], 2024 (the “Deposit Agreement”), among the Company and The Bank of New York Mellon, as depositary (the “Depositary”), and the owners and holders of ADSs. The ADSs purchased by the Underwriters pursuant to the Underwriting Agreement will be governed by the Deposit Agreement.

The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (File No. 333-[•]), including a preliminary prospectus, relating to the Shares represented by the ADSs. Such registration statement on Form F-1 as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of ADSs (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register Common Shares represented by additional ADSs pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted information pursuant to Rule 430A under the Securities Act that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the Company’s knowledge, threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon the Underwriter Information (as defined in Section 9(b) hereof).

(c) A registration statement on Form F-6 (File No. 333-[•]) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for the purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) A registration statement on Form 8-A (File No. 001-[•]) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to you has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.

(f) The Company has been duly registered, is validly existing as a joint-stock company in good standing under the laws of Kazakhstan, has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in Kazakhstan and each jurisdiction (to the extent the concept of good standing is applicable in such jurisdictions) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations under this Agreement and the Deposit Agreement or to consummate the transactions contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus (“Material Adverse Effect”).

(g) Each subsidiary of the Company has been duly incorporated, organized or formed, is validly existing as a corporation or other business entity in good standing (or the equivalent, to the extent the concept is applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation, organization or formation, has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing (or the equivalent, to the extent the concept is applicable in such jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the issued share capital or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company (except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus), free and clear of all liens, encumbrances, equities or claims, except to the extent that such liens and encumbrances, equities or claims would not reasonably be expected to have a Material Adverse Effect.

(h) Upon the amendment of the Company’s Reg S GDRs into ADSs pursuant to the Level III ADS Supplemental Agreement and the effectiveness of the Deposit Agreement, American Depositary Receipts (“ADRs”) evidencing ADSs will be duly and validly issued under the Deposit Agreement and will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters; except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no restrictions on subsequent transfers of the Shares or the ADSs; and persons in whose names such ADRs evidencing ADSs are registered will be entitled to the rights of registered holders of ADRs evidencing ADSs specified therein and in the Deposit Agreement.

(i) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated by the Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement; each of this Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Depositary of the Deposit Agreement, each of this Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms.

(j) The Registration Statement, the Time of Sale Prospectus, the Prospectus, any free writing prospectus, the Form 8-A Registration Statement and the ADS Registration Statement and the filing of each of the foregoing with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the Form 8-A Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

(k) The Company has an authorized share capital as set forth in the Time of Sale Prospectus and all of the issued share capital of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) The Common Shares (including the Shares represented by the ADSs to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and non-assessable, and the Shares represented by the ADSs may be freely deposited by the Selling Shareholders with the Depositary (or, as the case may be, remain deposited with the Depositary) and underlie the ADSs and ADRs evidencing ADSs. The ADRs evidencing the ADSs will conform in all material respects to the description thereof in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(m) The statements set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Description of Share Capital and Charter,” “Description of American Depositary Shares” and “Shares and Depositary Receipts Eligible for Future Sale,” insofar as they purport to constitute a summary of the terms of the Shares and the ADSs, and under the captions “Material Tax Considerations” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

(n) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement, the sale of the Shares and the issue and sale of the ADSs, the amendment of the Company’s Reg S GDRs into ADSs pursuant to the Level III ADS Supplemental Agreement, and the deposit of the Shares with the Depositary (or, as the case may be, the continued deposit of the Shares with the Depositary) that underlie the ADSs and the ADRs evidencing the ADSs will not result in a violation of (i) applicable law, (ii) the charter of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in the case of clauses (iii) and (iv), for any violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Company of its obligations under this Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various U.S. states or foreign jurisdictions or the applicable rules and regulations of Financial Industry Regulatory Authority, Inc. (“FINRA”), the National Bank of the Republic of Kazakhstan or the Agency of the Republic of Kazakhstan for Regulation and Development of the Financial Market, in each case, in connection with the sale of the Shares and the sale of the ADSs.

(o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(p) There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents to which the Company or any of its subsidiaries is subject or by which the Company or any of its subsidiaries is bound that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(q) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(r) The Company is not required to register as an “investment company” as such term is defined in the U.S. Investment Company Act of 1940, as amended.

(s) The Company and each of its subsidiaries, taken as a whole, (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, the “Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with the Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t) There are no costs or liabilities arising under the Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with securities registered pursuant to the Registration Statement.

(v) None of the Company or any of its subsidiaries, or any director or officer thereof, or, to the Company’s knowledge, any employee, controlled affiliate, agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or, in the case of the Company and its subsidiaries, will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) to influence official action, or to any person in violation of (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010 and (c) any other applicable law, regulation, order, decree or directive, each having the force of law and relating to bribery or corruption (collectively, the “Anti-Corruption Laws”).

(w) The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable anti-money laundering laws, rules and regulations, including the financial recordkeeping and reporting requirements contained therein, and including the Bank Secrecy Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, the Money Laundering Control Act of 1986 and the Anti-Money Laundering Act of 2020 (collectively, the “Anti-Money Laundering Laws”).

(x) (i) None of the Company, any of its subsidiaries, directors or officers, nor, to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A) the subject of any sanctions (including embargoes and the freezing or blocking of assets) administered or enforced by the United States Government (including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union or the United Kingdom (including, without limitation, His Majesty’s Treasury) (collectively, “Sanctions”), or

(B) located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions (which currently include the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region, Cuba, Iran, North Korea and Syria).

(ii) The Company and each of its subsidiaries have not engaged in, are not now engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject or target of Sanctions.

(iii) In the past 5 years, no civil or criminal penalty has been imposed on the Company with respect to an apparent violation of Sanctions, and no investigation, inquiry, action, suit or proceeding with respect to Sanctions is pending or, to its knowledge, threatened.

(iv) The Company and its subsidiaries have conducted and will conduct their businesses in compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws and Sanctions, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws or Sanctions is pending or, to the Company’s knowledge, threatened. The Company and its subsidiaries and affiliates have instituted and maintained and will continue to maintain the policies and procedures reasonably designed to ensure compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions, and with the representations and warranties contained herein.

(y) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital other than ordinary and customary dividends; and (iii) there has not been any material change in the share capital, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole.

(z) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property (other than intellectual property, which is covered by Section 1(aa) below) owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(aa) (i) The Company and its subsidiaries own or have a valid license to use all patents, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses; (ii) the Intellectual Property Rights owned or exclusively licensed by the Company or any of its subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights licensed to the Company or any of its subsidiaries, are, to the Company’s knowledge, valid and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) neither the Company nor any of its subsidiaries has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights; (iv) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned or exclusively licensed by the Company; (v) neither the Company nor any of its subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights; (vi) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of the Company or any subsidiary of the Company have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Company or the applicable subsidiary, and, to the Company’s knowledge, no such agreement has been breached or violated, where the basis of such breach or violation relates to the ownership by the Company or any of its subsidiaries of any Intellectual Property Rights; and (vii) the Company and its subsidiaries use, and have used, reasonable efforts to appropriately maintain the confidentiality of all information that derives material value from not being generally known or readily ascertainable to third parties and that is intended to be kept confidential.

(bb) (i) The Company and its subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any of its subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required any software code or other technology owned by the Company or any of its subsidiaries to be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works or (C) redistributed or otherwise made available at no charge.

(cc) (i) The Company and each of its subsidiaries have materially complied and are presently in material compliance with all of their internal and external privacy policies, contractual obligations, industry standards with which they have publicly represented compliance or that are binding on the Company or its subsidiaries pursuant to contract or applicable law or regulation, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries and any other legal obligations, in each case, relating to the collection, use, processing, transfer, import, export, storage, protection, security disposal and disclosure by the Company or any of its subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data in their possession, custody or control (“Data Security Obligations”, and such data, “Data”); (ii) the Company has not received any written notification of regarding non-compliance with any Data Security Obligation by the Company or any of its subsidiaries; (iii) the Company has not provided written notification to any person or entity of any Data or information security-related incident under any applicable law, regulation or contract; and (iv) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Company’s knowledge, threatened alleging non-compliance with any Data Security Obligation by the Company or any of its subsidiaries.

(dd) The Company and each of its subsidiaries have taken all technical and organizational measures reasonably necessary to protect the confidentiality, integrity and availability of information technology systems and Data used in connection with the operation of the Company’s and its subsidiaries’ businesses. Without limiting the foregoing, the Company and its subsidiaries, taken as a whole, have used reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against a data breach or security incident, including to prevent destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its subsidiaries’ businesses (“Breach”). There has been no such Breach, and the Company and its subsidiaries have not been notified in writing of, and have no knowledge of, any event or condition that would reasonably be expected to result in, any such Breach.

(ee) (i) None of the Company or any of its subsidiaries maintains any “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including any share purchase, share option, share-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements programs, policies or other arrangements, under which (i) any current or former employee, director or independent contractor has any present or future rights and which are contributed to, sponsored by or maintained by any of the Company or its subsidiaries or (ii) any of the Company or its subsidiaries has had or has any present or future obligation or liability.

(ff) No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, customers or contractors that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and each of its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and jurisdictions in which they operate; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) The Company and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except when the failure to obtain such certificates, authorizations or permits would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(ii) The financial statements included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly the consolidated financial position of the Company and its subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (the “IASB”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s interim financial statements. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and are reliable and accurate and present fairly in all material respects the information shown thereby. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding “non-IFRS financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable. The statistical information (including but not limited to the information required by subpart 1400 of Regulation S-K) and industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.

(jj) Deloitte LLP, who have certified certain financial statements of the Company and its subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(kk) The Company and its subsidiaries on a consolidated basis maintain a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated). Since the end of the Company’s most recent audited fiscal year, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(ll) The Company has not sold, issued or distributed any Common Shares or ADSs during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S under, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(mm) The Company and each of its subsidiaries have filed all tax returns in Kazakhstan and any other applicable jurisdiction required to be filed through the date of this Agreement (taking into account any applicable extension of time within which to file) (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith by appropriate proceedings diligently conducted and for which reserves or provisions required by the generally applicable accounting principles in the relevant jurisdiction have been created in the financial statements of the Company), and no unpaid tax deficiency has been or is reasonably expected to be asserted against the Company or any of its subsidiaries which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(nn) The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications engaged in with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives and Citigroup Global Markets Inc. to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act other than those listed on Schedule III hereto, if any. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) of, or Rule 163B under, the Securities Act.

(oo) As of the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) hereof).

(pp) No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Time of Sale Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq) None of the Company, any of its subsidiaries or, to the Company’s knowledge, any of its controlled affiliates or any person acting on its or their behalf has taken in each case, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to cause or constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs, the Shares or any Global Depositary Receipts of the Company (“GDRs”), except for any such actions taken or that will be taken by the Underwriters, as to which the Company makes no representation.

(rr) None of the Company, any of its subsidiaries or, to the Company’s knowledge, any of its controlled affiliates or any person acting on its or their behalf has taken in each case, directly or indirectly, any action or omitted to take any action nor will such persons take or omit to take any action which may result in the loss by any of the Underwriters of the ability to rely on any stabilization safe harbor provided under the Buy-back and Stabilisation Regulation and by the United Kingdom Financial Conduct Authority under the Financial Services and Markets Act 2000, as amended and the price stabilizing rules made thereunder. “Buy-back and Stabilisation Regulation” means Commission Delegated Regulation (EU) 2016/1052 of 8 March 2016 supplementing the Market Abuse Regulation with regard to regulatory technical standards for the conditions applicable to buy-back programmes and stabilization measures as it forms part of retained EU law in the United Kingdom by virtue of the EUWA. “EUWA” means the United Kingdom European Union (Withdrawal) Act 2018. “Market Abuse Regulation” means Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 on market abuse as it forms part of retained EU law in the United Kingdom by virtue of the EUWA.

(ss) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with this offering.

(tt) Under the current laws and regulations of Kazakhstan, all dividends and other distributions declared and payable on the ADSs or the Shares in cash may be freely remitted out of Kazakhstan and may be paid in, or freely converted into, United States dollars, in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in Kazakhstan; and except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, all such dividends and other distributions paid by the Company will not be subject to withholding under the laws and regulations of Kazakhstan.

(uu) Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no stamp, documentary, issuance, registration, transfer, or other similar taxes, assessments or duties, including interest, penalties, and additions thereon, are or will be payable by or on behalf of the Underwriters in Kazakhstan, Cyprus, the United Kingdom, the United States or any other jurisdiction in which the Company is required to file an income tax return or any political subdivision thereof or taxing authority thereof or therein (each such jurisdiction, a “Relevant Taxing Jurisdiction”) in connection with (i) the amendment of the Company’s Reg S GDRs into ADSs pursuant to the Level III ADS Supplemental Agreement and the Deposit Agreement, (ii) the execution, delivery or performance of this Agreement, the Underwriting Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement, (iii) the creation and allotment of the Shares represented by the ADSs or, as the case may be, the creation and allotment of the Shares represented by the Reg S GDRs that will remain deposited with the Depositary and underlie the ADSs, (iv) the sale and delivery by the Selling Shareholders of the ADSs, with each ADS representing one Share (and any corresponding ADRs evidencing such ADSs) to the Underwriters or purchasers procured by the Underwriters, (v) the resale and delivery of the ADSs by the Underwriters in the manner contemplated in this Agreement, the Underwriting Agreement or the Prospectus or (vi) the initial transfer of, or agreement to transfer, the ADSs (or interests in the ADSs) through the facilities of the Depository Trust Company (“DTC”) to purchasers produced by the Underwriters in the manner contemplated by this Agreement, the Underwriting Agreement or the Prospectus (each such tax, assessment or duty described in this sentence, a “Transfer Tax”).

(vv) Based on the current and anticipated profile of the Company’s income, assets and operations, the Company believes that it was not in 2022, and does not currently expect to become, a “passive foreign investment company” as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended.

(ww) Any waiver, relief, concession or preferential treatment relating to taxes granted to the Company or any subsidiary by any Kazakhstan taxing authority is valid and in full force and effect.

(xx) It is not necessary under the laws of Kazakhstan (i) to enable the Underwriters to enforce their rights under this Agreement, provided that they are not otherwise engaged in business in Kazakhstan, or (ii) solely by reason of the execution, delivery or consummation of this Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement, for any of the Underwriters to be qualified or entitled to carry out business in Kazakhstan.

(yy) Each of this Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement is in proper form under the laws of Kazakhstan for the enforcement thereof against the Company, and to ensure the legality, validity, enforceability or, subject to compliance with the relevant rules and regulations, admissibility into evidence in courts of Kazakhstan of this Agreement, the Level III ADS Supplemental Agreement and the Deposit Agreement.

(zz) The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act (a “Foreign Private Issuer”).

(aaa) The laws of Kazakhstan do not prohibit holders of the ADSs and ADRs evidencing the ADSs issued pursuant to and governed by the Deposit Agreement, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company.

(bbb) Subject to compliance with Kazakhstan law and the New York Convention, the courts of Kazakhstan would recognize any final arbitral award obtained pursuant to Section 14 of this Agreement as binding and enforceable.

(ccc) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or arbitration or from any legal process (whether through service or notice, attachment prior to judgment or arbitral award, attachment in aid of execution or otherwise) under the laws of Kazakhstan. The irrevocable and unconditional waiver and agreement of the Company contained in Section 14(b) of this Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of Kazakhstan.

(ddd) The choice of law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Kazakhstan and will be honored by the courts of Kazakhstan. The Company has the power to submit, and pursuant to Section 14 of this Agreement has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to arbitration, and has the power to designate, appoint and empower, and pursuant to Section 14(d) of this Agreement, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in arbitration.

(eee) The indemnification and contribution provisions set forth in Section 9 hereof do not contravene the laws or public policy of Kazakhstan.

2. Agreements to Sell and Purchase. Pursuant to the Underwriting Agreement, each Selling Shareholder, severally and not jointly, has agreed to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties contained in this Agreement and the Underwriting Agreement, but subject to the terms and conditions hereinafter stated and pursuant to the Underwriting Agreement, has agreed, severally and not jointly, to purchase from such Selling Shareholder at $[•] per ADS (the “Purchase Price”) the number of Firm ADSs (subject to such adjustments to eliminate fractional ADSs as the Representatives may determine) that bears the same proportion to the number of Firm ADSs to be sold by such Selling Shareholder as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

Pursuant to the Underwriting Agreement, on the basis of the representations and warranties contained in this Agreement and the Underwriting Agreement, and subject to the terms and conditions stated in this Agreement and the Underwriting Agreement, the Selling Shareholders have also severally agreed to sell to the Underwriters on a pro rata basis the Additional ADSs, and the Underwriters have the right to purchase, severally and not jointly, up to [•] Additional ADSs at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional ADSs shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm ADSs but not payable on such Additional ADSs. Pursuant to the Underwriting Agreement, the Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional ADSs to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm ADSs or later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering sales of ADSs in excess of the number of the Firm ADSs. On each day, if any, that Additional ADSs are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional ADSs (subject to such adjustments to eliminate fractional ADS as the Representatives may determine) that bears the same proportion to the total number of Additional ADSs to be purchased on such Option Closing Date as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

3. Terms of Public Offering. The Company is advised by the Representatives that the Underwriters propose to make a public offering of the Selling Shareholders’ respective portions of ADSs as soon after the Registration Statement, the Underwriting Agreement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Company is further advised by the Representatives that the

ADSs are to be offered to the public initially at $[•] per ADS (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[•] per ADS under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[•] per ADS, to any Underwriter or to certain other dealers.

4. Payment and Delivery. Pursuant to the Underwriting Agreement, payment for the Firm ADSs to be sold by each Selling Shareholder shall be made to such Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Firm ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [•], 2024, or at such other time on the same or such other date, not later than [•], 2024, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional ADSs shall be made to the Selling Shareholders in Federal or other funds immediately available in New York City against delivery of such Additional ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than [•], 2024, as shall be designated in writing by the Representatives.

The Firm ADSs and Additional ADSs shall be registered in such names and in such denominations as the Representatives shall request not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm ADSs and Additional ADSs shall be delivered by the Selling Shareholders to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. Pursuant to the Underwriting Agreement, the Purchase Price payable by the Underwriters to a Selling Shareholder shall be reduced by any Transfer Taxes paid by, or on behalf of, the Underwriters with respect to such Selling Shareholder.

5. Conditions to the Underwriters’ Obligations. The obligations of the Selling Shareholders to sell the ADSs to the Underwriters in the Underwriting Agreement and the several obligations of the Underwriters to purchase and pay for the ADSs in the Underwriting Agreement on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [•] (New York City time) on the date hereof.

The several obligations of the Underwriters pursuant to the Underwriting Agreement are subject to the further conditions set forth in Section 5 of the Underwriting Agreement. In connection with the foregoing, the Company covenants to deliver:

(a) on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, that (i) no order suspending the effectiveness of the Registration Statement or the ADS Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A of the Securities Act shall be pending before or threatened by the Commission, (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and (iii) to the effect that the Company Support Agreement is in full force in effect, the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened. The several obligations of the Underwriters to purchase the Firm ADSs are also subject to the Underwriters’ receipt of an executed copy of the Underwriting Agreement.

(b) on the Closing Date an opinion and negative assurance letter of Debevoise & Plimpton LLP, New York counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

(c) on the Closing Date an opinion of Debevoise & Plimpton LLP, English counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

(d) on the Closing Date an opinion of Kinstellar LLP, Kazakhstan counsel for the Company, which shall also cover certain tax issues, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

(e) on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives, from Deloitte LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(f) on each of the date hereof and the Closing Date, a certificate, dated the date hereof or the Closing Date, as the case may be, of its chief financial officer with respect to certain financial data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, providing “management” comfort with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(g) such other documents as the Representatives may reasonably request with respect to the good standing of the Company.

(h) The several obligations of the Underwriters to purchase Additional ADSs pursuant to the Underwriting Agreement are subject to the delivery to the Representatives on the applicable Option Closing Date the deliverables in Section 5(r) of the Underwriting Agreement. The Company covenants to deliver:

(i) a certificate, dated the Option Closing Date and signed by an executive officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 5(a) hereof remains true and correct as of such Option Closing Date;

(ii) an opinion and negative assurance letter of Debevoise & Plimpton LLP, New York counsel for the Company, dated the Option Closing Date, relating to the Additional ADSs to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(b) hereof;

(iii) an opinion of Debevoise & Plimpton LLP, English counsel for the Company, dated the Option Closing Date, relating to the Additional ADSs to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof;

(iv) an opinion of Kinstellar LLP, Kazakhstan counsel for the Company, dated the Option Closing Date, relating to the Additional ADSs to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(d) hereof;

(v) a letter dated the Option Closing Date, in form and substance reasonably satisfactory to the Representatives, from Deloitte LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(e) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date;

(vi) a certificate dated the Option Closing Date, in form and substance reasonably satisfactory to the Representatives, from the chief financial officer, substantially in the same form and substance as the certificate furnished to the Representatives pursuant to Section 5(f) hereof; and

(vii) such other documents as the Representatives may reasonably request with respect to the good standing of the Company.

6. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to the Representatives, without charge, [•] signed copies of the Registration Statement (including exhibits thereto) (which may be an electronic facsimile) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Sections 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the ADSs as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which ADSs may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute or file a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is not otherwise subject.

(h) To make generally available to the Company’s security holders and to the Representatives as soon as practicable (which may be satisfied by the Company filing its Annual Report on Form 20-F with the Commission’s Electronic Data Gathering, Analysis and Retrieval System) an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(j) The Company will promptly notify the Representatives if the Company ceases to be a Foreign Private Issuer at any time prior to the later of (i) completion of the distribution of ADSs within the meaning of the Securities Act and (ii) completion of the Restricted Period referred to below.

(k) The Company shall carry out all necessary actions (i) to effect the amendment of the Reg S GDRs to ADSs, (ii) to change the primary place of issue of the ADSs from Euroclear/Clearstream to DTC, (iii) replace the Regulation S master receipt with the form of American Depositary Receipt as set forth as Exhibit A to the Deposit Agreement and (iv) to cause the Depositary and any other third parties to take necessary steps for (i) through (iii).

The Company also covenants with each Underwriter that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares, ADSs or GDRs of the Company or any securities convertible into or exercisable or exchangeable for Common Shares, ADSs or GDRs or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, ADSs or GDRs, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares, ADSs or GDRs or such other securities, in cash or otherwise or (3) file any registration statement with the Commission or issue any prospectus relating to the offering of any Common Shares, ADSs or GDRs or any securities convertible into or exercisable or exchangeable for Common Shares, ADSs or GDRs.

The restrictions contained in the preceding paragraph shall not apply to (A) the ADSs to be sold hereunder, (B) the issuance by the Company of Common Shares, ADSs or GDRs upon the exercise of an option or warrant or the conversion of a security outstanding on or prior to the date hereof as described in each of the Registration Statement, the Time of Sale Prospectus and Prospectus, or (C) the issuance by the Company of Common Shares, ADSs or GDRs upon any award or vesting event pursuant to the Company’s long-term incentive plan described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (D) the establishment or amendment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares, ADSs or GDRs, provided that (i) such plan or amendment does not provide for the transfer of Common Shares, ADSs or GDRs during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, the Market Abuse Regulation or the

Listing Rules of the United Kingdom Financial Conduct Authority, if any, is required of or voluntarily made by the Company regarding the establishment or amendment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Shares, ADSs or GDRs may be made under such plan during the Restricted Period (except, in each case, to the extent a holder of Common Shares, ADSs or GDRs is permitted to transfer their securities during the Restricted Period in accordance with the restrictions set forth in the Lock-up Agreement to be entered into by such holder substantially to the effect set forth in Exhibit A); (E) the issuance by the Company of Common Shares (including Common Shares represented by ADSs or GDRs) in connection with (x) the acquisition by the Company or any of its subsidiaries of the securities, business, technology, property or other assets of one or more persons or entities (including any assumption of employee benefit plans or long-term incentive plans by the Company in connection with any such acquisition, and any issuance of securities pursuant to any such assumed plan), or (y) any joint ventures, commercial relationships and other strategic relationships of the Company or its subsidiaries; provided that the aggregate number of Common Shares (including Common Shares represented by ADSs or GDRs) that the Company may sell or issue or agree to sell or issue pursuant to this clause (E) shall not exceed 10% of the total number of Common Shares outstanding immediately following the sale of ADSs contemplated by the Underwriting Agreement and the Company shall cause each recipient of such Common Shares (including Common Shares represented by ADSs or GDRs) to execute and deliver to the Representatives a Lock-up Agreement substantially in the form of Exhibit A hereto covering such Common Shares (including Common Shares represented by ADSs or GDRs) for the remainder of the Restricted Period (as defined in such Lock-up Agreement) applicable to such recipient, to the extent such Common Shares (including Common Shares represented by ADSs or GDRs) held by such person are not otherwise bound by a Lock-up Agreement in the form attached as Exhibit A hereto; (F) the filing of any registration statement(s) on Form S-8 relating to the securities (including underlying securities granted or to be granted pursuant to (x) the Company’s long-term incentive plan described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or (y) any assumed employee benefit plan or long-term incentive plan contemplated by this clause (F).

If the Representatives, in their sole discretion, agree to release or waive the restrictions on the transfer of Common Shares, ADSs or GDRs set forth in a Lock-up Agreement for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by (i) a press release substantially in the form of Exhibit B hereto through a major news service or (ii) any other method that satisfies the obligations described in FINRA Rule 5131(d)(2) at least two business days before the effective date of the release or waiver.

7. Expenses. Whether or not the transactions contemplated in this Agreement and the Underwriting Agreement are consummated or this Agreement or the Underwriting Agreement is terminated, the Company agrees to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the ADSs under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, the ADS Registration Statement and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the reasonable and documented cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the ADSs under state securities laws and all expenses in connection with the qualification of the ADSs for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iii) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the ADSs by FINRA; provided that the amount payable by the Company with respect to fees and disbursements of counsel for the Underwriters pursuant to subsections (ii) and (iii) shall not exceed $40,000 in the aggregate, (iv) all fees and expenses in connection with the preparation and filing of the Form 8-A Registration Statement relating to the Common Shares and all costs and expenses incident to listing the ADSs on the Nasdaq Global Select Market, the London Stock Exchange and stock exchanges in Kazakhstan, (v) the cost of printing certificates representing the Shares represented by ADSs, (vi) the costs and charges of any transfer agent, registrar or the Depositary, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, (viii) the document production charges and expenses associated with printing this Agreement and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Agreement, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make and their own travel and lodging expenses in connection with any road show.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholders may otherwise have for the allocation of such expenses among themselves. For the avoidance of doubt, it is understood that the Selling Shareholders will be responsible for paying any underwriting discounts and commissions that are attributable to the ADSs sold by them in the offering.

8. Covenants of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or ADS Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication or that arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the information furnished by the Selling Shareholders (it being understood and agreed that such information consists only of the name, number of securities held and footnote with respect to each Selling Shareholder under the caption “Principal and Selling Shareholders” in the Registration Statement, the Time of Sale Prospectus and the Prospectus) or the Underwriter Information (as defined in Section 9(b) hereof).

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or ADS Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show or the Prospectus or any amendment or supplement thereto, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the ADS Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph, and the thirteenth paragraph, all under the caption “Underwriting” (the “Underwriter Information”).

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided that the failure to notify the indemnifying party shall not relieve it from any liability it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable and documented fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such reasonable and documented fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such indemnified party.

(d) To the extent the indemnification provided for in Section 9(a) or 9(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the ADSs or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the ADSs (before deducting expenses) received by each Selling Shareholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the ADSs. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of ADSs they have purchased hereunder, and not joint.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of any Selling Shareholder or any person controlling any Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the ADSs.

10. Termination. (a) The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE American, the NASDAQ Global Market, the London Stock Exchange, the Kazakhstan Stock Exchange or the Astana International Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States,

Kazakhstan or the United Kingdom shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State, Kazakhstan or United Kingdom authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, individually or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

(b) This Agreement shall automatically terminate upon the termination of the Underwriting Agreement.

11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase ADSs that it has or they have agreed to purchase under the Underwriting Agreement on such date, and the aggregate number of ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the ADSs to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm ADSs set forth opposite their respective names in Schedule II bears to the aggregate number of Firm ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of ADSs that any Underwriter has agreed to purchase pursuant to the Underwriting Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of ADSs without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm ADSs and the aggregate number of Firm ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Firm ADSs to be purchased on such date, and arrangements satisfactory to the Representatives and the Selling Shareholders for the purchase of such Firm ADSs are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either the Representatives or the relevant Selling Shareholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional ADSs and the aggregate number of Additional ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Additional ADSs to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional ADSs to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional ADSs that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement.

12. Entire Agreement. (a) This Agreement and the Underwriting Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement or the Underwriting Agreement) that relate to the offering of the ADSs, represents the entire agreement between the Company, Selling Shareholders and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the ADSs. This Agreement is entered into by the Company and the Underwriters, in consideration of the covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

(b) The Company acknowledges that in connection with the offering of the ADSs: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, any of the Selling Shareholders or any other person, (ii) the Underwriters owe the Company and each Selling Shareholder only those duties and obligations set forth in this Agreement and the Underwriting Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement or the Underwriting Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Company and each Selling Shareholder, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the ADSs.

13. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14. Submission to Jurisdiction; Appointment of Agents for Service. (a) Any dispute, controversy, or claim arising out of or in connection with this Agreement (including with respect to the existence, formation, applicability, breach, validity, termination or enforcement thereof, or the consequences of its nullity or any non-contractual obligation arising out of or in connection with it) (a “Dispute”) shall be referred to and finally resolved by arbitration (an “Arbitration Proceeding”). The Arbitration Proceeding shall be conducted by three arbitrators and administered by the International Centre for Dispute Resolution (the “ICDR”) in accordance with its International Arbitration Rules in effect at the time of arbitration (the “Rules”), which Rules shall be deemed incorporated into this Section. If all parties to the Arbitration Proceeding agree that the alignment of parties as claimants and respondents in the request for arbitration is correct, or if no party objects to such alignment within 15 days after receipt of the request for arbitration, then each side shall nominate one arbitrator within 30 days of receipt of the request for arbitration. The two arbitrators so nominated shall nominate the third arbitrator within 30 days after the nomination of the later-nominated of these two arbitrators. The third arbitrator shall act as chair of the tribunal. If any of the three arbitrators is not nominated within the time prescribed above, then the ICDR shall appoint that arbitrator. If one or more of the parties to the arbitration objects in writing to the alignment of parties in the request for arbitration within 15 days after receipt of the request, and if the parties do not agree within 15 days thereafter on an alignment of the parties into two sides each of which shall appoint an arbitrator, then the ICDR shall appoint all three arbitrators.

(b) The seat of arbitration shall be the City of New York, the State of New York, United States of America and the language of the arbitration shall be English. The arbitration award shall be final and binding on the parties, and the parties undertake to carry out any award without delay. Judgment upon the award may be entered by any court having jurisdiction over the award or over the relevant party or its assets. Each of the parties to this Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to any and all Disputes involving an Underwriter being resolved by arbitration as set forth herein. To the extent that any party has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court and/or arbitration or from any legal process with respect to itself or its property, such party irrevocably waives, to the fullest extent permitted by law, including without limitation immunity from suit, immunity from service of process, immunity from jurisdiction of any court, and immunity of its property and revenues from execution or from attachment or sequestration before or after judgment.

(c) The Company and the Underwriters agree that an Arbitration Proceeding may be commenced as a single consolidated proceeding under this Agreement and the Underwriting Agreement. Should Arbitration Proceedings be separately commenced under this Agreement and the Underwriting Agreement, any party to either Arbitration Proceeding may seek consolidation under the ICDR Rules.

(d) The Company hereby irrevocably appoints with respect to itself and its assets, Puglisi & Associates, with offices at 850 Library Avenue, Suite 204, Newark, Delaware 19711 as its agent for service of process in any Arbitration Proceeding or any proceeding for the recognition and/or enforcement of any award resulting from an Arbitration Proceeding, and agrees that service of process in any such proceeding may be made upon it by hand delivery, first-class mail, or courier at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

15. Arbitral Award Currency. If for the purposes of obtaining an arbitral award it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final arbitral award is rendered. The obligation of the Company with respect to any sum due from it to any

Underwriter or any person controlling any Underwriter shall, notwithstanding any arbitral award in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

16. Taxes. All sums payable by the Company to the Underwriters under this Agreement shall be paid free and clear of, and without deductions or withholdings of, any present or future taxes, duties, assessments, fees or governmental charges (including any interest or penalties) levied in any Relevant Taxing Jurisdiction, unless the deduction or withholding is required by law, in which case the Company shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no such deduction or withholding been made, except to the extent that such taxes, duties, deduction or withholding are imposed due to (A) an Underwriter having any present or former connection with the jurisdiction imposing such taxes, duties, deduction or withholding other than connections arising from such Underwriter having executed, delivered, become a party to, performed its obligations under, received payments under, engaged in any other transaction pursuant to or enforced by this Agreement or (B) the failure of an Underwriter to provide any form, certificate, document or other information reasonably requested by the Company and required for compliance with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection of such Underwriter with any taxing jurisdiction, if compliance by such Underwriter with such certification, identification or other reporting requirements was required by such taxing jurisdiction as a pre-condition to exemption from, or reduction in the rate of, such taxes, duties, assessments, fees or charges, provided that (x) any such certification, identification or other reporting requirements would not be materially more onerous, in form, procedure or substance, than comparable information or other reporting requirements imposed under U.S. tax law, regulation and administrative practice (such as Internal Revenue Service (“IRS”) Forms W-8BEN, W-8BEN-E and W-9) and (y) the Company has notified such Underwriter in writing of such certification, identification or other reporting requirements at least 10 days before the applicable payment date. Notwithstanding anything to the contrary in this Agreement, all sums payable to an Underwriter by the Company under this Agreement shall be considered exclusive of any value added or similar taxes. Where the Company is obliged to pay value added or any similar tax on any amount payable hereunder to an Underwriter, the Company shall in addition to the sum payable hereunder pay an amount equal to any applicable value added or similar tax.

17. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, for example, DocuSign at: www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

18. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

19. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

20. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Morgan Stanley at 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; J.P. Morgan at 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk; if to Citigroup at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (fax: +1 (646) 291-1469); and if to the Company shall be delivered, mailed or sent to Joint Stock Company Kaspi.kz at 154A Nauryzbay Batyr Street, Almaty, 050013, Kazakhstan, email: ******.

Very truly yours,

JOINT STOCK COMPANY KASPI.KZ

By:
Name:
Title:

Accepted as of the date hereof

Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Acting severally on behalf of themselves and the

several Underwriters named in Schedule II hereto

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	J.P. Morgan Securities LLC

By:
Name:
Title:

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

SCHEDULE I

Selling Shareholder	Number of Firm ADSs To Be Sold
Mr. Vyacheslav Kim
Mr. Mikheil Lomtadze
Asia Equity Partners Limited

Total:

I-1

SCHEDULE II

Underwriter	Number of Firm ADSs To Be Purchased
Morgan Stanley & Co. LLC
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Nomura Securities International, Inc.
Susquehanna Financial Group, LLLP
WR Securities, LLC

Total:

II-2

SCHEDULE III

Time of Sale Prospectus

(a)	Preliminary Prospectus issued [•], 2024.

(b)	Pricing information provided orally by the Underwriters:

i.	The initial public offering price per common share for the ADS is $[•].

ii.	The number of Firm ADSs purchased by the Underwriters is [•].

iii.	The number of Additional ADSs that may be purchased by the Underwriters is [•].

(c)	Free writing prospectuses filed by the Company under Rule 433(d) under the Securities Act:

[None.]

(d)	Testing-the-Waters Communications:

[None.]

III-1

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

____________, 20__

Morgan Stanley & Co. LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

J.P. Morgan Securities LLC

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Citigroup Global Markets Inc.

c/o Citigroup Global Markets Inc.

388 Greenwich St.

New York, New York 10013

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC (“Morgan Stanley”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Citigroup Global Markets Inc. (“Citigroup” and, together with Morgan Stanley and J.P. Morgan, the “Representatives”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with certain selling shareholders of the Company providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of [•] American Depositary Shares (the “ADSs”) representing common shares (“Common Shares”) of Joint Stock Company Kaspi.kz, a joint-stock company organized under the laws of Kazakhstan (the “Company”), by such selling shareholders. The Company also has global depositary receipts (“GDRs”) representing Common Shares of the Company issued pursuant to that certain Amended and Restated Deposit Agreement, dated [•], 2024, by and between the Company and The Bank of New York Mellon. The ADSs, the Common Shares and the GDRs collectively are referred to hereinafter as the “Securities.”

1

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Securities beneficially owned (as such term is used in Rule 13d-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Securities or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to:

a)	the registration of the offer and sale of the ADSs and the sale of such ADSs to the Underwriters, in each case, as contemplated by the Underwriting Agreement,

b)

the deposit of Common Shares with the Depositary (as defined in the Underwriting Agreement), in exchange for the issuance of either ADSs or GDRs, or the cancellation of ADSs or GDRs and the withdrawal of the underlying Common Shares, provided that such ADSs or GDRs issued pursuant to this clause (b) held by the undersigned shall remain subject to the terms of this agreement,

c)

transactions relating to Securities or other securities acquired in open market transactions after the date of the Prospectus, provided that no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the Listing Rules of the United Kingdom Financial Conduct Authority (“FCA Listing Rules”) shall be required or voluntarily made in connection with subsequent sales of Securities or other securities acquired in such open market transactions,

d)

transfers of Securities or any security convertible into Securities as a bona fide gift, by will or by intestate succession to an immediate family member or to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or an immediate family member, provided that (i) each donee or transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement, (ii) such transfer shall not involve a disposition for value and (iii) no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, shall be required or voluntarily made during the Restricted Period,

2

e)

transfers of Securities or any security convertible into Securities to any trust, partnership, limited liability company, corporation or other entity for the direct or indirect benefit of the undersigned or an immediate family member of the undersigned, provided that (i) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement, (ii) such transfer shall not involve a disposition for value and (iii) no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, shall be required or voluntarily made during the Restricted Period,

f)

transfers of Securities or any security convertible into Securities to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided that (i) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, shall be required or voluntarily made during the Restricted Period,

g)

transfers or distributions of Securities or any security convertible into Securities to direct or indirect general or limited partners, securityholders, unit holders, members or participants of the undersigned or to any company, limited partner, trust or fund of which the undersigned or its affiliate is a managing general partner (including an ultimate general partner), a manager or a controlling investor, or to a legal entity that shares the same investment management or investment advisory company with, or acts solely as bare nominee on behalf of the undersigned; provided that each distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, shall be required or shall be voluntarily made during the Restricted Period and provided further that nothing in this agreement shall prohibit or restrict any preparatory action to be taken for the aforesaid transfers or distributions in connection therewith (unless public disclosure or a filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, disclosing a reduction in beneficial ownership in connection with such preparatory action, would be required or voluntarily made during the Restricted Period),

h)

transfers of Securities or any security convertible into Securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (d) through (g) above, provided that (i) such nominee or custodian shall sign and deliver a lock-

3

up agreement substantially in the form of this agreement, (ii) such transfer shall not involve a disposition for value and (iii) no public disclosure or filing under the Exchange Act the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, shall be required or voluntarily made during the Restricted Period,

i)

transfers of Securities or any security convertible into Securities pursuant to an order of a court or regulatory agency, including a domestic relations order or negotiated divorce settlement, or to comply with any regulations related to the undersigned’s ownership of Securities, provided that (i) each transferee shall sign and deliver a lock-up agreement substantially in the form of this agreement, (ii) such transfer shall not involve a disposition for value and (iii) no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, shall be required or voluntarily made during the Restricted Period,

j)

transfers of Securities or any security convertible into Securities to the Company upon death, disability or termination of employment, in each case, of the undersigned, provided that any filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, shall be legally required during the Restricted Period, then such filing shall clearly indicate in the footnotes thereto the nature and conditions of such transfer,

k)

transfers of Securities or any security convertible into Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s Securities involving a change of control (as defined below) of the Company following the consummation of the transactions contemplated by the Underwriting Agreement that has been approved by the Company’s board of directors, provided that (i) all of the undersigned’s Securities subject to this agreement that are not transferred, sold or otherwise disposed of remain subject to this agreement or (ii) if such tender offer, merger, consolidation or other such transaction is not completed, any of the undersigned’s Securities subject to this agreement shall remain subject to the restrictions set forth herein,

l)

the establishment or amendment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Securities, provided that (i) such plan does not provide for the transfer of Securities during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, if any, is required of the undersigned or the Company regarding the establishment or amendment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Securities may be made under such plan during the Restricted Period,

4

m)

transfers or dispositions of Securities or any security convertible into Securities to or by the Company or the retention of Securities by the Company in connection with the Company’s long-term incentive plan as described in the Prospectus, including in order to satisfy tax withholding obligations, if any, in connection with the exercise of options in respect of Securities or their vesting or settlement, provided that any Securities received by the undersigned upon any such exercise, vesting or settlement will be subject to the restrictions set forth herein, [or]

n)

the granting of any charge, pledge, lien or other security interest over Securities pursuant to, or in connection with, any financing agreement or arrangement or with any restructuring, refinancing or amendment of any financing agreement or arrangement, provided that (i) the underlying documentation relating to the granting of any such charge, pledge, lien or other security interest over Securities shall clearly indicate that no such charge, pledge, lien or other security interest over Securities will be enforced prior to the expiration of the Restricted Period and (ii) no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, reporting a reduction in beneficial ownership of Securities, in relation to the granting of any such charge, pledge, lien or other security interest over Securities shall be required or voluntarily made during the Restricted Period[, or

o)

the transfer of Securities held by Mr. Vyacheslav Kim from time to time under the Participation Deed to Baring Fintech Nexus Limited, provided that (i) any Securities so transferred will remain subject to the restrictions set forth herein and (ii) no public disclosure or filing under the Exchange Act, the Market Abuse Regulation or the FCA Listing Rules, or other public announcement, reporting a reduction in beneficial ownership of Securities, shall be required or voluntarily made during the Restricted Period.]

For purposes of this agreement, (a) “immediate family member” shall mean any person with whom the undersigned has a relationship by blood, marriage or adoption, not more remote than first cousin and (b) “change of control” shall mean the consummation of any bona fide third-party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of at least a majority of the total voting power of the voting Common Shares of the Company.

5

In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Securities except in compliance with the foregoing restrictions.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed Securities the undersigned may purchase in the Public Offering.

The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Securities during the Restricted Period, or any securities convertible into or exercisable or exchangeable for Securities, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Securities, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Company Support Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned understands that the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

6

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Securities at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation. The undersigned further acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the selling shareholders and the Underwriters.

Notwithstanding anything to the contrary contained herein, this agreement will automatically terminate and the undersigned shall be released from its obligations hereunder upon the earliest of: (i) the date the Registration Statement filed with the U.S. Securities and Exchange Commission with respect to the Public Offering is withdrawn, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the ADSs to be sold thereunder (other than pursuant to the Underwriters’ over-allotment option), (iii) the selling shareholders notify the Representatives in writing prior to the execution of the Underwriting Agreement that they do not intend to proceed with the Public Offering or (iv) [•], if the Underwriting Agreement is not executed by such date.

This agreement may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, for example, DocuSign at: www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

(Name)

(Address)

7

EXHIBIT B

FORM OF WAIVER OF LOCK-UP

____________, 20__

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to Morgan Stanley & Co. LLC (“Morgan Stanley”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Citigroup Global Markets Inc. (“Citigroup” and, together with Morgan Stanley and J.P. Morgan, the “Representatives”) in connection with the offering by certain selling shareholders of Joint Stock Company Kaspi.kz (the “Company”) of [•] American Depositary Shares (the “ADSs”) representing common shares (“Common Shares”) of the Company and the lock-up agreement dated [•], 2024 (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated ____, 20__, with respect to ____ [ADSs, Common Shares and/or the global depositary receipts (“GDRs”) representing Common Shares of the Company issued pursuant to that certain deposit agreement, dated March 28, 2019, by and between the Company and The Bank of New York Mellon] (the “Securities”).

The Representatives hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Securities, effective _____, 20__; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.

Very truly yours,

Morgan Stanley & Co. LLC
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.

8

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	J.P. Morgan Securities LLC

By:
Name:
Title:

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

cc:	Joint Stock Company Kaspi.kz

Attention: Yuri Didenko

9

FORM OF PRESS RELEASE

Joint Stock Company Kaspi.kz

[Date]

Joint Stock Company Kaspi.kz (the “Company”) announced today that Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., the lead book-running managers in the Company’s recent public sale of [•] American Depositary Shares (“ADSs”) representing common shares, are [waiving][releasing] a lock-up restriction with respect to ____ [ADSs][Global Depositary Receipts (“GDRs”)][common shares] of the Company held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on ____, 20__ , and the [ADSs][GDRs][common shares] may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

10